MUNIYIELD
                                                                    PENNSYLVANIA
                                                                    FUND

STRATEGIC
           Performance

                                                                Annual Report
                                                                October 31, 1997

MuniYield Pennsylvania Fund

TO OUR SHAREHOLDERS

For the year ended October 31, 1997, the Common Shares of MuniYield Pennsylvania Fund earned $0.893 per share income dividends, which included earned and unpaid dividends of $0.075. This represents a net annualized yield of 5.63%, based on a month-end per share net asset value of $15.86. Over the same period, the total investment return on the Fund's Common Shares was +10.71%, based on a change in per share net asset value from $15.32 to $15.86, and assuming reinvestment of $0.894 per share income dividends and $0.094 per share capital gains distributions.

For the six-month period ended October 31, 1997, the total investment return on the Fund's Common Shares was +8.41%, based on a change in per share net asset value from $15.07 to $15.86, and assuming reinvestment of $0.449 per share income dividends.

For the six-month period ended October 31, 1997, the Fund's Auction Market Preferred Stock had an average yield of 3.71%.

The Municipal Market Environment

Long-term interest rates generally declined during the six-month period ended October 31, 1997. The general financial environment has remained one of solid economic growth tempered by few or no inflationary pressures. While economic growth has been conducive to declining bond yields, it has remained strong enough to suggest that the Federal Reserve Board (FRB) might find it necessary to raise short-term interest rates. This would be intended to slow economic growth and ensure that any incipient inflationary pressures would be curtailed. There were investor concerns that the FRB would be forced to raise interest rates prior to year-end, thus preventing an even more dramatic decline in interest rates. Long-term tax-exempt revenue bonds, as measured by the Bond Buyer Revenue Bond Index, declined over 50 basis points (0.50%) to end the six-month period ended October 31, 1997 at 5.60%.

Similarly, long-term US Treasury bond yields generally moved lower during most of the six-month period ended October 31, 1997. However, the turmoil in the world's equity markets during the last week in October has resulted in a significant rally in the Treasury bond market. The US Treasury bond market was the beneficiary of a flight to quality mainly by foreign investors whose own domestic markets have continued to be very volatile. Prior to the initial decline in Asian equity markets, long-term US Treasury bond yields were essentially unchanged. By the end of October, US Treasury bond yields declined 80 basis points to 6.15%, their lowest level of 1997.

The tax-exempt bond market's continued underperformance as compared to its taxable counterpart has been largely in response to its ongoing weakening technical position. As municipal bond yields have declined, municipalities have hurriedly rushed to refinance outstanding higher-couponed debt with new issues financed at present low rates. During the last six months, over $118 billion in new long-term tax-exempt issues were underwritten, an increase of over 25% versus the comparable period a year ago. As interest rates have continued to decline, these refinancings have intensified municipal bond issuance. During the past three months, approximately $60 billion in new long-term municipal securities were underwritten, an increase of over 34% as compared to the October 31, 1996 quarter.

The recent trend toward larger and larger bond issues has also continued. However, issues of such magnitude usually must be attractively priced to ensure adequate investor interest. Obviously, the yields of other municipal bond issues are impacted by the yield premiums such large issuers have been required to pay. Much of the municipal bond market's recent underperformance can be traced to market pressures that these large bond issuances have exerted.

In our opinion, the recent correction in world equity markets has enhanced the near-term prospects for continued low, if not declining, interest rates in the United States. It is likely that the recent correction will result in slower US domestic growth in the

MuniYield Pennsylvania Fund                                     October 31, 1997

coming months. This decline is likely to be generated in part by reduced US export growth. Additionally, some decline in consumer spending also can be expected in response to reduced consumer confidence. Perhaps more importantly, it is likely that barring a dramatic and unexpected resurgence in domestic growth, the FRB may be unwilling to raise interest rates until the full impact of the equity market's corrections can be established.

All of these factors suggest that for at least the near term, interest rates, including tax-exempt bond yields, are unlikely to rise by any appreciable amount. It is probable that municipal bond yields will remain under some pressure as a result of continued strong new-issue supply. However, the recent pace of municipal bond issuance is likely to be unsustainable. Continued increases in bond issuance will require lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancing. With tax-exempt bond yields at already attractive yield ratios relative to US Treasury bonds (approximately 90% at the end of October), any further pressure on the municipal market may represent an attractive investment opportunity.

Portfolio Strategy

During the first part of the six-month period ended October 31, 1997, we basically maintained the strategy we had adopted in the six-month period ended July 31, 1997. This was because the US economy was growing at an above-average pace, with no signs that a slowdown was imminent. The FRB chose not to raise interest rates, which would have resulted in higher short-term interest rates. This decision was based on strong economic growth, with no visible signs of inflationary pressures.

During the last two months of the six-month period, the Fund's structure allowed it to perform well during periods of market improvement. In addition, we were able to take advantage of buying opportunities that occurred as a result of large increases in new-issue supply that started coming to market in August.

We continued our strategy of purchasing higher-quality, current coupon, income-oriented securities with extended call protection and selling short-call bonds. Through mid-September when our outlook became positive toward the market, we believed that risk was biased toward lower rather than higher interest rates. We adopted a more aggressive portfolio strategy by reducing the Fund's cash reserve level, selling prerefunded bonds and increasing the Fund's duration with the purchase of performance-oriented securities.

Looking ahead, we expect to remain fully invested in the coming months in order to seek to enhance the Fund's dividend yield and performance. We believe that the turmoil in the world's equity markets in October is likely to alleviate concerns regarding the FRB's raising interest rates during the remainder of 1997 and early 1998.

In Conclusion

We appreciate your ongoing interest in MuniYield Pennsylvania Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Arthur Zeikel
Arthur Zeikel
President


/s/ Vincent R. Giordano
Vincent R. Giordano
Senior Vice President


/s/ William R. Bock
William R. Bock
Vice President and Portfolio Manager

November 28, 1997

We are pleased to announce that William R. Bock is responsible for the day-to-day management of MuniYield Pennsylvania Fund. Mr. Bock has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1989 as Vice President and Portfolio Manager. Prior thereto, Mr. Bock was employed by Bear Stearns and E.F. Hutton in the Tax-Exempt Bond Division from 1978 to 1989.

MuniYield Pennsylvania Fund                                     October 31, 1997

PROXY RESULTS

During the six-month period ended October 31, 1997, MuniYield Pennsylvania Fund Common Shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on September 11, 1997. The description of each proposal and number of shares voted are as follows:

-------------------------------------------------------------------------------------------
                                                              Shares Voted  Shares Withheld
                                                                   For        From Voting
-------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Trustees: Edward H. Meyer       5,529,350       81,834
                                          Jack B. Sunderland    5,530,350       80,834
                                          J. Thomas Touchton    5,530,635       80,549
                                          Arthur Zeikel         5,528,636       82,548
-------------------------------------------------------------------------------------------

                                          Shares Voted  Shares Withheld  Shares Voted
                                               For        From Voting      Abstain
-------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte &
   Touche LLP as the Fund's independent
   auditors for the current fiscal year.    5,496,777       43,018         71,389
-------------------------------------------------------------------------------------------

During the six-month period ended October 31, 1997, MuniYield Pennsylvania Fund Preferred Shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on September 11, 1997. The description of each proposal and number of shares voted are as follows:

-------------------------------------------------------------------------------------------
                                                              Shares Voted  Shares Withheld
                                                                   For        From Voting
-------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Trustees: Donald Cecil            1,524           0
                                          M. Colyer Crum          1,524           0
                                          Edward H. Meyer         1,524           0
                                          Jack B. Sunderland      1,524           0
                                          J. Thomas Touchton      1,524           0
                                          Arthur Zeikel           1,524           0
-------------------------------------------------------------------------------------------

                                          Shares Voted  Shares Withheld  Shares Voted
                                               For        From Voting      Abstain
-------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte &
   Touche LLP as the Fund's independent
   auditors for the current fiscal year.      1,524            0               0
-------------------------------------------------------------------------------------------

MuniYield Pennsylvania Fund                                     October 31, 1997

THE BENEFITS AND RISKS OF LEVERAGING

MuniYield Pennsylvania Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Pre-ferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

MuniYield Pennsylvania Fund                                     October 31, 1997

SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P      Moody's   Face                                                                          Value
Ratings  Ratings  Amount                             Issue                                     (Note 1a)
---------------------------------------------------------------------------------------------------------
Pennsylvania--101.9%
---------------------------------------------------------------------------------------------------------
                           Allegheny County, Pennsylvania, Hospital Development Authority
                           Revenue Bonds:
AAA      Aaa     $2,000     (Allegheny General Hospital Project), Series A, 6.25% due
                             9/01/2020 (c)                                                       $2,163
NR*      A3       3,000     (South Hills Health System), Series A, 6.50% due 5/01/2014            3,261
AAA      Aaa      1,500     (University of Pittsburgh Medical Center), Series B, 5.125% due
                             7/01/2022 (c)                                                        1,444
---------------------------------------------------------------------------------------------------------
AAA      Aaa      6,500    Allegheny County, Pennsylvania, Sanitation Authority, Sewer
                           Revenue Bonds, 5.375% due 12/01/2024 (c)                               6,486
---------------------------------------------------------------------------------------------------------
AAA      Aaa      5,000    Beaver County, Pennsylvania, Hospital Authority, Revenue
                           Refunding Bonds (Medical Center of Beaver County, Inc.), 6.625%
                           due 7/01/2010 (b)                                                      5,475
---------------------------------------------------------------------------------------------------------
BBB+     NR*      1,000    Cumberland County, Pennsylvania, Municipal Authority Revenue
                           Bonds (Presbyterian Homes Inc. Project), 6% due 12/01/2026             1,024
---------------------------------------------------------------------------------------------------------
A-       NR*      2,250    Delaware County, Pennsylvania, Hospital Authority Revenue Bonds
                           (Riddle Memorial Hospital), 6.50% due 1/01/2022                        2,362
---------------------------------------------------------------------------------------------------------
A1+      P1       2,500    Delaware County, Pennsylvania, IDA, PCR (BP Oil Inc. Project),
                           UPDATES, 3.70% due 12/01/2009 (a)                                      2,500
---------------------------------------------------------------------------------------------------------
A1+      P1         600    Delaware County, Pennsylvania, IDA, PCR, Refunding (Philadelphia
                           Electric Company), VRDN, Series A, 3.65% due 8/01/2016 (a)               600
---------------------------------------------------------------------------------------------------------
A        Baa1     2,000    Delaware County, Pennsylvania, IDA, Revenue Refunding Bonds
                           (Resource Recovery Facility), Series A, 6.10% due 7/01/2013            2,137
---------------------------------------------------------------------------------------------------------
AAA      Aaa      1,100    Delaware County, Pennsylvania, Interboro School District, UT,
                           5.375% due 8/15/2025 (c)                                               1,098
---------------------------------------------------------------------------------------------------------
AAA      Aaa      1,000    Hollidaysburg, Pennsylvania, Area School District, Refunding, UT,
                           Series A, 5.25% due 6/01/2020 (c)                                        986
---------------------------------------------------------------------------------------------------------
NR*      Baa1     1,785    Latrobe, Pennsylvania, IDA, College Revenue Bonds (Saint Vincent
                           College Project), 6.75% due 5/01/2014                                  1,934
---------------------------------------------------------------------------------------------------------
AAA      Aaa      4,000    Lehigh County, Pennsylvania, General Purpose Authority, Revenue
                           Bonds (Saint Luke's Hospital of Bethlehem), 6.25% due 7/01/2022
                           (b)                                                                    4,247
---------------------------------------------------------------------------------------------------------
AAA      Aaa      3,000    Lehigh County, Pennsylvania, IDA, PCR, Refunding (Pennsylvania
                           Power and Light Company Project), Series A, 6.40% due 11/01/2021 (c)   3,279
---------------------------------------------------------------------------------------------------------
AAA      Aaa      4,570    Lower Providence Township, Pennsylvania, Sewer Authority, Sewer
                           Revenue Refunding Bonds, 5.25% due 5/01/2022 (c)                       4,484
---------------------------------------------------------------------------------------------------------

PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield Pennsylvania Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT         Alternative Minimum Tax (subject to)
GO          General Obligation Bonds
HFA         Housing Finance Agency
IDA         Industrial Development Authority
PCR         Pollution Control Revenue Bonds
S/F         Single-Family
UPDATES     Unit Priced Demand Adjustable
             Tax-Exempt Securities
UT          Unlimited Tax
VRDN        Variable Rate Demand Notes

MuniYield Pennsylvania Fund                                     October 31, 1997

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

S&P      Moody's   Face                                                                          Value
Ratings  Ratings  Amount                             Issue                                     (Note 1a)
---------------------------------------------------------------------------------------------------------
Pennsylvania (continued)
---------------------------------------------------------------------------------------------------------
                           Luzerne County, Pennsylvania, IDA, Exempt
                           Facilities Revenue Bonds (Pennsylvania Gas and
                           Water Company Project), AMT:
A-       A3      $ 2,500     Refunding, Series A, 7.20% due 10/01/2017                           $2,745
AAA      Aaa       2,000     Refunding, Series A, 7% due 12/01/2017 (b)                           2,260
A-       A3        1,500     Series B, 7.125% due 12/01/2022                                      1,643
---------------------------------------------------------------------------------------------------------
BBB      NR*       2,050   Montgomery County, Pennsylvania, Higher Education and Health
                           Authority Revenue Bonds (Northwestern Corporation), 7.125% due
                           6/01/2018                                                              2,193
---------------------------------------------------------------------------------------------------------
                           Montgomery County, Pennsylvania, IDA, PCR, Refunding
                           (Philadelphia Electric Company):
BBB+     Baa2      1,800     AMT, Series A, 7.60% due 4/01/2021                                   1,960
AAA      Aaa       4,400     Series B, 6.70% due 12/01/2021 (c)                                   4,806
---------------------------------------------------------------------------------------------------------
NR*      Aaa       2,000   North Allegheny, Pennsylvania, School District, Series D, 5% due
                           5/01/2021 (d)                                                          1,920
---------------------------------------------------------------------------------------------------------
AAA      Aaa       1,260   North Penn, Pennsylvania, Water Authority, Water Revenue Bonds,
                           6.875% due 11/01/2004 (d)(e)                                           1,454
---------------------------------------------------------------------------------------------------------
AAA      Aaa       1,000   North Wales, Pennsylvania, Water Authority, Water Revenue Bonds,
                           6.75% due 11/01/2004 (d)(e)                                            1,139
---------------------------------------------------------------------------------------------------------
AAA      Aaa       2,000   Northeastern, Pennsylvania, Hospital and Education Authority,
                           Health Care Revenue Bonds (Wyoming Valley Health Care), Series A,
                           5.25% due 1/01/2026 (b)                                                1,943
---------------------------------------------------------------------------------------------------------
BBB-     Baa2      1,500   Pennsylvania Economic Development Financing Authority, Exempt
                           Facilities Revenue Bonds (MacMillan Limited Partnership Project),
                           AMT, 7.60% due 12/01/2020                                              1,740
---------------------------------------------------------------------------------------------------------
BBB      Baa3      4,000   Pennsylvania Economic Development Financing Authority, Wastewater
                           Treatment Revenue Bonds (Sun Company Inc., R & M Project), AMT,
                           Series A, 7.60% due 12/01/2024                                         4,621
---------------------------------------------------------------------------------------------------------
AAA      Aaa       4,000   Pennsylvania HFA, Refunding (Rental Housing), 6.50% due 7/01/2023 (f)  4,211
---------------------------------------------------------------------------------------------------------
                           Pennsylvania HFA, S/F Mortgage, AMT:
AA+      Aa2       1,720     Refunding, Series 60A, 5.85% due 10/01/2027                          1,746
AA+      Aa        2,630     Series 34B, 7% due 4/01/2024                                         2,792
AA+      Aa        3,000     Series 41B, 6.65% due 4/01/2025                                      3,207
---------------------------------------------------------------------------------------------------------
A        NR*       2,000   Pennsylvania State Finance Authority, Revenue Refunding Bonds
                           (Municipal Capital Improvements Program), 6.60% due 11/01/2009         2,197
---------------------------------------------------------------------------------------------------------
                           Pennsylvania State, GO, UT:
AA-      Aa3       2,500     Second Series, 5% due 10/15/2016                                     2,434
AAA      Aa3       3,000     Second Series A, 6.60% due 11/01/2001 (e)                            3,303
---------------------------------------------------------------------------------------------------------
AAA      Aaa       2,000   Pennsylvania State Higher Education Assistance Agency, Student
                           Loan Revenue Bonds, AMT, Series C, 7.15% due 9/01/2021 (b)             2,117
---------------------------------------------------------------------------------------------------------
AAA      Aaa       1,255   Pennsylvania State Higher Educational Facilities Authority,
                           College and University Revenue Refunding Bonds (Duquesne
                           University), Series A, 6.75% due 4/01/2020 (c)                         1,340
---------------------------------------------------------------------------------------------------------
                           Pennsylvania State Higher Educational Facilities
                           Authority, Revenue Refunding Bonds (Carnegie
                           Mellon University), VRDN (a):
A1+      NR*       1,500     Series A, 3.70% due 11/01/2025                                       1,500
A1+      NR*       1,000     Series C, 3.70% due 11/01/2029                                       1,000
---------------------------------------------------------------------------------------------------------

MuniYield Pennsylvania Fund                                     October 31, 1997

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

S&P      Moody's   Face                                                                          Value
Ratings  Ratings  Amount                             Issue                                     (Note 1a)
---------------------------------------------------------------------------------------------------------
Pennsylvania (concluded)
---------------------------------------------------------------------------------------------------------
AA-      Aa3     $ 2,500   Pennsylvania State University, Refunding, 6.25% due 3/01/2011         $  2,680
---------------------------------------------------------------------------------------------------------
AAA      Aaa       1,500   Philadelphia, Pennsylvania, Airport Revenue Bonds (Philadelphia
                           Airport System), AMT, Series B, 5.40% due 6/15/2027 (d)                  1,463
---------------------------------------------------------------------------------------------------------
                           Philadelphia, Pennsylvania, Hospitals and Higher Education
                           Facilities Authority, Hospital Revenue Bonds:
A-       NR*       1,000     (Children's Seashore House), Series B, 7% due 8/15/2022                1,087
A-       Baa1      2,000     Refunding (Chestnut Hill Hospital), 6.50% due 11/15/2022               2,123
AAA      NR*       3,000     Refunding (Presbyterian Medical Center), 6.65% due 12/01/2019 (g)      3,478
---------------------------------------------------------------------------------------------------------
BBB      NR*       1,630   Philadelphia, Pennsylvania, Hospitals and Higher Education
                           Facilities Authority Revenue Bonds (Northwestern Corporation), 7%
                           due 6/01/2012                                                            1,753
---------------------------------------------------------------------------------------------------------
AA       Aa3       2,000   Philadelphia, Pennsylvania, IDA, Industrial and Commercial
                           Revenue Bonds (Girard Estates Facilities Leasing Project), 5% due
                           5/15/2027                                                                1,885
---------------------------------------------------------------------------------------------------------
AAA      Aaa       4,000   Philadelphia, Pennsylvania, Industrial Development Lease
                           Authority Revenue Bonds, Series A, 5.375% due 2/15/2027 (c)              3,991
---------------------------------------------------------------------------------------------------------
AAA      Aaa       1,340   Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds,
                           Series A, 5% due 8/01/2022 (b)                                           1,281
---------------------------------------------------------------------------------------------------------
                           Schuylkill County, Pennsylvania, IDA, Resource
                           Recovery Revenue Refunding Bonds (Northeastern
                           Power Company), VRDN (a):
A1+      NR*       1,100     AMT, Series B, 3.75% due 12/01/2022                                    1,100
A1+      NR*       1,000     Series A, 3.65% due 12/01/2022                                         1,000
---------------------------------------------------------------------------------------------------------
A-       NR*       2,520   Scranton--Lackawanna, Pennsylvania, Health and Welfare Authority,
                           Revenue Refunding Bonds (University of Scranton Project), Series
                           B, 6.50% due 3/01/2015                                                   2,688
---------------------------------------------------------------------------------------------------------
BBB+     NR*       1,000   Sharon, Pennsylvania, Regional Health System Authority, Hospital
                           Revenue Refunding Bonds (Sharon Regional Health System Project),
                           Series A, 6.875% due 12/01/2009                                          1,075
---------------------------------------------------------------------------------------------------------
AAA      Aaa       1,525   Southeastern, Pennsylvania, Transportation Authority,
                           Pennsylvania Special Revenue Bonds, 5.375% due 3/01/2022 (d)             1,522
---------------------------------------------------------------------------------------------------------
AA+      Aa1       4,900   Swarthmore Borough, Pennsylvania, College Authority Revenue
                           Refunding Bonds, 6% due 9/15/2020                                        5,167
---------------------------------------------------------------------------------------------------------
AA       Aa3       3,500   Upper Saint Clair Township, Pennsylvania, School District,
                           Refunding, UT, 5.20% due 7/15/2027                                       3,463
---------------------------------------------------------------------------------------------------------
Total Investments (Cost -- $124,761) -- 101.9%                                                    133,507
Liabilities in Excess of Other Assets -- (1.9%)                                                    (2,436)
                                                                                                 --------
Net Assets -- 100.0%                                                                             $131,071
                                                                                                 ========
---------------------------------------------------------------------------------------------------------

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1997.
(b)   AMBAC Insured.
(c)   MBIA Insured.
(d)   FGIC Insured.
(e)   Prerefunded.
(f)   FNMA Collateralized.
(g)   Escrowed to maturity.
*     Not Rated.

Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

MuniYield Pennsylvania Fund                                     October 31, 1997

FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of October 31, 1997
Assets:      Investments, at value (identified cost--$124,761,345) (Note 1a) ...........               $133,507,114
             Cash.......................................................................                     27,659
             Interest receivable........................................................                  2,421,547
             Prepaid expenses and other assets..........................................                      6,790
                                                                                                       ------------
             Total assets...............................................................                135,963,110
                                                                                                       ------------
-------------------------------------------------------------------------------------------------------------------
Liabilities: Payables:
               Securities purchased.....................................................  $ 4,585,019
               Dividends to shareholders (Note 1f)......................................      167,190
               Investment adviser (Note 2)..............................................       58,852     4,811,061
                                                                                          -----------
             Accrued expenses and other liabilities.....................................                     81,381
                                                                                                       ------------
             Total liabilities .........................................................                  4,892,442
                                                                                                       ------------
-------------------------------------------------------------------------------------------------------------------
Net Assets:  Net assets.................................................................               $131,070,668
                                                                                                       ============
-------------------------------------------------------------------------------------------------------------------
Capital:     Capital Shares (unlimited number of shares of beneficial interest authorized) (Note 4):
               Preferred Shares, par value $.05 per share (1,600 shares of
               AMPS* issued and outstanding at $25,000 per share liquidation
               preference)..............................................................               $ 40,000,000
               Common Shares, par value $.10 per share (5,743,422 shares
               issued and outstanding)..................................................  $   574,342
             Paid-in capital in excess of par...........................................   80,027,116
             Undistributed investment income--net ......................................      830,471
             Undistributed realized capital gains on investments--net ..................      892,970
             Unrealized appreciation on investments--net................................    8,745,769
                                                                                          -----------
             Total--Equivalent to $15.86 net asset value per Common Share
             (market price--$14.8125)...................................................                 91,070,668
                                                                                                       ------------
             Total capital..............................................................               $131,070,668
                                                                                                       ============
-------------------------------------------------------------------------------------------------------------------

             * Auction Market Preferred Shares.
             See Notes to Financial Statements.

MuniYield Pennsylvania Fund                                     October 31, 1997

Statement of Operations

                                                                                                    For the Year Ended
                                                                                                     October 31, 1997
------------------------------------------------------------------------------------------------------------------------
Investment Income    Interest and amortization of premium and discount earned...................             $ 7,569,854
(Note 1d):
------------------------------------------------------------------------------------------------------------------------
Expenses:            Investment advisory fees (Note 2)..........................................  $ 645,840
                     Commission fees (Note 4)...................................................    101,504
                     Professional fees..........................................................     75,777
                     Transfer agent fees........................................................     49,581
                     Accounting services (Note 2)...............................................     43,440
                     Printing and shareholder reports...........................................     32,055
                     Trustees' fees and expenses................................................     22,685
                     Listing fees...............................................................     16,245
                     Custodian fees.............................................................      8,146
                     Pricing fees...............................................................      7,953
                     Amortization of organization expenses (Note 1e)............................      7,260
                     Other......................................................................     13,809
                                                                                                  ---------
                     Total expenses ............................................................               1,024,295
                                                                                                             -----------
                     Investment income--net.....................................................               6,545,559
                                                                                                             -----------
------------------------------------------------------------------------------------------------------------------------
Realized &
Unrealized
Gain on              Realized gain on investments--net .........................................               2,016,285
Investments--Net     Change in unrealized appreciation on investments--net .....................               1,698,298
                                                                                                             -----------
(Notes 1b, 1d & 3):  Net Increase in Net Assets Resulting from Operations ......................             $10,260,142
                                                                                                             ===========
------------------------------------------------------------------------------------------------------------------------
                     See Notes to Financial Statements.

MuniYield Pennsylvania Fund                                     October 31, 1997

Statements of Changes in Net Assets

                                                                                               For the Year Ended October 31,
                                                                                               ------------------------------
Increase (Decrease) in Net Assets:                                                                  1997            1996
-----------------------------------------------------------------------------------------------------------------------------
Operations:       Investment income--net.....................................................  $  6,545,559   $  6,597,091
                  Realized gain on investments--net..........................................     2,016,285        865,693
                  Change in unrealized appreciation on investments--net......................     1,698,298       (993,735)
                                                                                               ------------   ------------
                  Net increase in net assets resulting from operations.......................    10,260,142      6,469,049
                                                                                               ------------   ------------
-----------------------------------------------------------------------------------------------------------------------------
Dividends &       Investment income--net:
Distributions to    Common Shares............................................................    (5,129,565)    (5,252,664)
Shareholders        Preferred Shares.........................................................    (1,364,112)    (1,441,936)
(Note 1f):        Realized gain on investments--net:
                    Common Shares............................................................      (544,213)            --
                    Preferred Shares.........................................................      (152,208)            --
                                                                                               ------------   ------------
                  Net decrease in net assets resulting from dividends and
                  distributions to shareholders..............................................    (7,190,098)    (6,694,600)
                                                                                               ------------   ------------
-----------------------------------------------------------------------------------------------------------------------------
Net Assets:       Total increase (decrease) in net assets....................................     3,070,044       (225,551)
                  Beginning of year..........................................................   128,000,624    128,226,175
                                                                                               ------------   ------------
                  End of year*...............................................................  $131,070,668   $128,000,624
                                                                                               ============   ============
-----------------------------------------------------------------------------------------------------------------------------
                  * Undistributed investment income--net.....................................  $    830,471   $    778,589
                                                                                               ============   ============
-----------------------------------------------------------------------------------------------------------------------------
                  See Notes to Financial Statements.

MuniYield Pennsylvania Fund                                     October 31, 1997

FINANCIAL INFORMATION (concluded)

Financial Highlights

The following per share data and ratios have been derived                                           For the
from information provided in the financial statements.                                       Year Ended October 31,
                                                                             ---------------------------------------------------
Increase (Decrease) in Net Asset Value:                                        1997       1996       1995       1994      1993
--------------------------------------------------------------------------------------------------------------------------------
Per Share          Net asset value, beginning of year....................   $  15.32   $  15.36   $   13.86   $ 16.37   $ 14.13
Operating                                                                   --------   --------   ---------   -------   -------
Performance:       Investment income--net.................................      1.13       1.15        1.17      1.15      1.12
                   Realized and unrealized gain (loss) on
                   investments--net.......................................       .66       (.03)       1.53     (2.41)     2.30
                                                                            --------   --------   ---------   -------   -------
                   Total from investment operations......................       1.79       1.12        2.70     (1.26)     3.42
                                                                            --------   --------   ---------   -------   -------
                   Less dividends and distributions to Common
                   Shareholders:
                     Investment income--net...............................      (.89)      (.91)       (.89)     (.91)     (.85)
                     Realized gain on investments--net....................      (.09)        --          --      (.12)       --
                     In excess of realized gain on investments--net.....          --         --        (.05)       --        --
                                                                            --------   --------   ---------   -------   -------
                   Total dividends and distributions to Common
                   Shareholders..........................................       (.98)      (.91)       (.94)    (1.03)     (.85)
                                                                            --------   --------   ---------   -------   -------
                   Effect of Preferred Share activity+:
                     Dividends and distributions to Preferred
                     Shareholders:
                       Investment income--net.............................      (.24)      (.25)       (.25)     (.20)     (.18)
                       Realized gain on investments--net..................      (.03)        --          --      (.02)       --
                       In excess of realized gain on
                       investments--net...................................        --         --        (.01)       --        --
                     Capital charge resulting from issuance of
                     Preferred Shares....................................         --         --          --        --      (.15)
                                                                            --------   --------   ---------   -------   -------
                   Total effect of Preferred Share activity.........            (.27)      (.25)       (.26)     (.22)     (.33)
                                                                            --------   --------   ---------   -------   -------
                   Net asset value, end of year..........................   $  15.86   $  15.32   $   15.36   $ 13.86   $ 16.37
                                                                            ========   ========   =========   =======   =======
                   Market price per share, end of year...................   $14.8125   $ 14.125   $   13.75   $ 11.00   $16.375
                                                                            ========   ========   =========   =======   =======
--------------------------------------------------------------------------------------------------------------------------------
Total Investment   Based on market price per share.......................      12.15%      9.48%      34.17%   (27.82%)   15.30%
Return:*                                                                    ========   ========   =========   =======   =======
                   Based on net asset value per share....................      10.71%      6.30%      18.95%    (9.02%)   22.36%
                                                                            ========   ========   =========   =======   =======
--------------------------------------------------------------------------------------------------------------------------------
Ratios to Average  Expenses, net of reimbursement........................        .79%       .78%        .82%      .82%      .64%
Net Assets:**                                                               ========   ========   =========   =======   =======
                   Expenses..............................................        .79%       .78%        .82%      .82%      .78%
                                                                            ========   ========   =========   =======   =======
                   Investment income--net.................................      5.07%      5.14%       5.44%     5.12%     5.20%
                                                                            ========   ========   =========   =======   =======
--------------------------------------------------------------------------------------------------------------------------------
Supplemental       Net assets, net of Preferred Shares, end of
Data:              year (in thousands)...................................   $ 91,071   $ 88,001   $  88,226   $79,609   $92,654
                                                                            ========   ========   =========   =======   =======
                   Preferred Shares outstanding, end of
                   year (in thousands)...................................   $ 40,000   $ 40,000   $  40,000   $40,000   $40,000
                                                                            ========   ========   =========   =======   =======
                   Portfolio turnover....................................      70.14%     75.83%      43.59%    18.64%    14.03%
                                                                            ========   ========   =========   =======   =======
--------------------------------------------------------------------------------------------------------------------------------
Leverage:          Asset coverage per $1,000.............................   $  3,277   $  3,200   $   3,206   $ 2,990   $ 3,316
                                                                            ========   ========   =========   =======   =======
--------------------------------------------------------------------------------------------------------------------------------
Dividends Per      Investment income--net.................................  $    853      $ 901   $     902   $   688   $   644
Share On                                                                    ========   ========   =========   =======   =======
Preferred Shares
Outstanding:++
--------------------------------------------------------------------------------------------------------------------------------

                   * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                   ** Do not reflect the effect of dividends to Preferred
                      Shareholders.
                   +  The Fund's Preferred Shares were issued on November 30,
                      1992.
                   ++ Dividends per share have been adjusted to reflect a
                      two-for-one stock split that occurred on December 1, 1994.

                   See Notes to Financial Statements.

MuniYield Pennsylvania Fund                                     October 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniYield Pennsylvania Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MPA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

MuniYield Pennsylvania Fund                                     October 31, 1997

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1997 were $88,085,765 and $85,690,610, respectively.

Net realized and unrealized gains as of October 31, 1997 were as follows:

--------------------------------------------------------------------------------
                                          Realized   Unrealized
                                           Gains       Gains
--------------------------------------------------------------------------------
   Long-term investments......           $2,016,285  $8,745,769
                                         ----------  ----------
   Total......................           $2,016,285  $8,745,769
                                         ==========  ==========
--------------------------------------------------------------------------------

As of October 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $8,745,769, of which $8,751,702 related to appreciated securities and $5,933 related to depreciated securities. The aggregate cost of investments at October 31, 1997 for Federal income tax purposes was $124,761,345.

4. Capital Share Transactions:

The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without approval of the holders of Common Shares.

Common Shares

Shares issued and outstanding during the years ended October 31, 1997 and October 31, 1996 remained constant.

Preferred Shares

Auction Market Preferred Shares ("AMPS") are Preferred Shares of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 1997 was 3.55%.

As of October 31, 1997, there were 1,600 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $53,530 as commissions.

5. Subsequent Event:

On November 6, 1997, the Fund's Board of Trustees declared an ordinary income dividend to holders of Common Shares in the amount of $.075243 per share, payable on November 26, 1997 to shareholders of record as of November 17, 1997.

MuniYield Pennsylvania Fund                                     October 31, 1997

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders, MuniYield Pennsylvania Fund:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield Pennsylvania Fund as of October 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield Pennsylvania Fund as of October 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 3, 1997

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniYield Pennsylvania Fund during its taxable year ended October 31, 1997 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, the following table summarizes the per share capital gains distributions paid by the Fund during the year.

--------------------------------------------------------------------------------
                         Payable            Short-Term           Long-Term
                          Date             Capital Gains       Capital Gains
--------------------------------------------------------------------------------
Common Shareholders     12/30/96               $0.000382           $ 0.094372
--------------------------------------------------------------------------------
Preferred Shareholders  11/12/96               $ .10               $27.26
                        11/19/96               $ .12               $27.91
                        11/26/96               $ .10               $26.85
                        12/03/96               $ .06               $12.73
--------------------------------------------------------------------------------
Please retain this information for your records.

MuniYield Pennsylvania Fund                                     October 31, 1997

OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
Donald Cecil, Trustee
M. Colyer Crum, Trustee
Edward H. Meyer, Trustee
Jack B. Sunderland, Trustee
J. Thomas Touchton, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary


Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents

Common Shares:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Shares:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MPA

This report, including the financial information herein, is transmitted to the shareholders of MuniYield Pennsylvania Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.



MuniYield
Pennsylvania Fund
Box 9011
Princeton, NJ
08543-9011                                                       #16499 -- 10/97

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